                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     February 12, 1999
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 86
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

In November 1998, FCC National Bank ("the Seller") modified its charge-off policies with respect to accounts of cardholders who notify the Seller that such cardholder has filed for bankruptcy to align such policies with those of other affiliates of BANK ONE Corporation, the parent corporation of the Seller. Previously, the Seller charged off the receivables in such an account within a few days of notification of such a bankruptcy filing. Under its new policy, the Seller will charge off the receivables in an account of such a cardholder on the first day of the month following the third billing date of such account after the notification of such bankruptcy filing, unless the receivables would charge off earlier due to the Seller's usual delinquency charge-off policies. It is expected that this change will decrease charged-off receivables reported for the Bank's Portfolio for the first four Due Periods after the implementation of this change since the recognition of losses for Accounts held by cardholders filing for bankruptcy will be delayed by approximately four months. The Seller anticipates that such a decrease in charged-off receivables will be reflected in the reported information for the December 1998 through March 1999 Distribution Dates.

The January 1999 Due Period is the second month in which this policy change caused a substantial reduction in the gross charge-off rate, when compared to the November 1998 Due Period. In addition, the January 1999 Due Period also includes the sale of certain charged-off accounts, which resulted in recoveries of approximately 110 basis points.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28C.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 86

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28K. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U.

       28O. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-V.



                                    3 of 86

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FCC NATIONAL BANK
                               ----------------------------------


Date: February 12, 1999    By  /s/  Sharon A. Renchof
                               --------------------------------
                               Title: Assistant Secretary


                                    4 of 86

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T, Floating Rate Asset Backed Certificates Series 1997-U and Floating Rate Asset Backed Certificates Series 1998-V.

                                    5 of 86

  28B.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28M.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U.

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1998-V.

                                    6 of 86

                                                                    Exhibit 28-A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

        --------------------------------------------------------------

                         First Chicago Master Trust II
                               February 8, 1999

        --------------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

  3.  The undersigned are Servicing Officers.

  4.  The aggregate amount of Collections processed
      for the Due Period for this Distribution Date
      was equal to.........................................    $4,491,527,597.53

  5.  (a) The aggregate amount of such Collections
      allocated to Principal Receivables for the
      Due Period for this Distribution Date
      was equal to.........................................    $4,261,639,264.97

      (b) The aggregate amount of such Collections
      allocated to Finance Charge Receivables for
      the Due Period for this Distribution Date
      was equal to.........................................    $  229,888,332.56

  6.  (a) The aggregate Interchange Amount (which
      will be included as Finance Charge Receivables
      for all Series) for this Distribution Date
      was equal to.........................................    $   62,488,868.08

      (b) The aggregate Net Recoveries Amount (which
      will be included as Finance Charge Receivables
      for all Series) for this Distribution Date
      was equal to.........................................    $   21,961,705.94

  7. The Invested Pecentage of Collections allocated to Principal Receivables for the Due Period was equal to for:

        Series 1993 - H  ..................................           4.471%
        Series 1994 - J  ..................................           3.194%
        Series 1994 - K  ..................................           3.194%
        Series 1994 - L  ..................................           3.194%
        Series 1995 - M  ..................................           3.650%
        Series 1995 - N  ..................................           3.650%
        Series 1995 - O  ..................................           3.650%
        Series 1995 - P  ..................................           3.650%
        Series 1996 - Q  ..................................           6.570%
        Series 1996 - R  ..................................           2.920%
        Series 1996 - S  ..................................           5.110%
        Series 1997 - T  ..................................           4.380%
        Series 1997 - U  ..................................           2.920%
        Series 1998 - V  ..................................           7.300%

                                    7 of 86

8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

        Series 1993 - H  ..................................           0.373%
        Series 1994 - J  ..................................           2.661%
        Series 1994 - K  ..................................           3.194%
        Series 1994 - L  ..................................           3.194%
        Series 1995 - M  ..................................           3.650%
        Series 1995 - N  ..................................           2.727%
        Series 1995 - O  ..................................           3.650%
        Series 1995 - P  ..................................           3.650%
        Series 1996 - Q  ..................................           6.570%
        Series 1996 - R  ..................................           2.920%
        Series 1996 - S  ..................................           5.110%
        Series 1997 - T  ..................................           4.380%
        Series 1997 - U  ..................................           2.920%
        Series 1998 - V  ..................................           7.300%

9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

        Series 1993 - H  ..................................           0.373%
        Series 1994 - J  ..................................           2.661%
        Series 1994 - K  ..................................           3.194%
        Series 1994 - L  ..................................           3.194%
        Series 1995 - M  ..................................           3.650%
        Series 1995 - N  ..................................           2.727%
        Series 1995 - O  ..................................           3.650%
        Series 1995 - P  ..................................           3.650%
        Series 1996 - Q  ..................................           6.570%
        Series 1996 - R  ..................................           2.920%
        Series 1996 - S  ..................................           5.110%
        Series 1997 - T  ..................................           4.380%
        Series 1997 - U  ..................................           2.920%
        Series 1998 - V  ..................................           7.300%


10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution
     Date is equal to for:

        Series 1993 - H  ..................................          $0.00
        Series 1994 - J  ..................................          $0.00
        Series 1994 - K  ..................................          $0.00
        Series 1994 - L  ..................................          $0.00
        Series 1995 - M  ..................................          $0.00
        Series 1995 - N  ..................................          $0.00
        Series 1995 - O  ..................................          $0.00
        Series 1995 - P  ..................................          $0.00
        Series 1996 - Q  ..................................          $0.00
        Series 1996 - R  ..................................          $0.00
        Series 1996 - S  ..................................          $0.00
        Series 1997 - T  ..................................          $0.00
        Series 1997 - U  ..................................          $0.00
        Series 1998 - V  ..................................          $0.00

                                    8 of 86

11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

        Series 1993 - H  ..................................  $        0.00
        Series 1994 - J  ..................................  $   19,313.86
        Series 1994 - K  ..................................  $   25,474.73
        Series 1994 - L  ..................................  $   17,468.27
        Series 1995 - M  ..................................  $        0.00
        Series 1995 - N  ..................................  $        0.00
        Series 1995 - O  ..................................  $        0.00
        Series 1995 - P  ..................................  $        0.00
        Series 1996 - Q  ..................................  $        0.00
        Series 1996 - R  ..................................  $        0.00
        Series 1996 - S  ..................................  $        0.00
        Series 1997 - T  ..................................  $        0.00
        Series 1997 - U  ..................................  $        0.00
        Series 1998 - V  ..................................  $        0.00

12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

        Series 1993 - H  ..................................  $   97,222.22
        Series 1994 - J  ..................................  $  694,444.45
        Series 1994 - K  ..................................  $  833,333.33
        Series 1994 - L  ..................................  $  833,333.33
        Series 1995 - M  ..................................  $  952,380.95
        Series 1995 - N  ..................................  $  711,533.17
        Series 1995 - O  ..................................  $  952,380.95
        Series 1995 - P  ..................................  $  952,380.95
        Series 1996 - Q  ..................................  $1,714,285.71
        Series 1996 - R  ..................................  $  761,904.77
        Series 1996 - S  ..................................  $1,333,333.34
        Series 1997 - T  ..................................  $1,142,857.14
        Series 1997 - U  ..................................  $  761,904.77
        Series 1998 - V  ..................................  $1,904,761.90

13.  The aggregate amount payable to Investor
     Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

        Series 1993 - H  ..................................  $  269,629.63
        Series 1994 - J  ..................................  $1,933,333.33
        Series 1994 - K  ..................................  $2,305,555.56
        Series 1994 - L  ..................................  $2,979,166.67
        Series 1995 - M  ..................................  $2,673,015.88
        Series 1995 - N  ..................................  $1,968,061.75
        Series 1995 - O  ..................................  $2,675,238.08
        Series 1995 - P  ..................................  $2,646,666.66
        Series 1996 - Q  ..................................  $4,718,285.72
        Series 1996 - R  ..................................  $2,076,319.63
        Series 1996 - S  ..................................  $3,681,737.25
        Series 1997 - T  ..................................  $3,117,333.33
        Series 1997 - U  ..................................  $2,097,015.88
        Series 1998 - V  ..................................  $5,429,418.65

                                    9 of 86

14.  The aggregate amount payable to Investor
     Certificateholders on the succeeding
     Distribution Date in respect of principal is equal to for:

        Series 1993 - H  ..................................  $58,333,333.37*
        Series 1994 - J  ..................................  $41,666,666.67
        Series 1994 - K  ..................................  $         0.00
        Series 1994 - L  ..................................  $         0.00
        Series 1995 - M  ..................................  $         0.00
        Series 1995 - N  ..................................  $48,169,556.67
        Series 1995 - O  ..................................  $         0.00
        Series 1995 - P  ..................................  $         0.00
        Series 1996 - Q  ..................................  $         0.00
        Series 1996 - R  ..................................  $         0.00
        Series 1996 - S  ..................................  $         0.00
        Series 1997 - T  ..................................  $         0.00
        Series 1997 - U  ..................................  $         0.00
        Series 1998 - V  ..................................  $         0.00

15.  The excess, if any, of the First Chicago
     Amount over the Aggregate Principal Receivables
     required to be maintained pursuant to the
     Agreement.............................................  $6,598,936,511.28

16.  The First Chicago Amount for the Due Period
     divided by Aggregate Principal Receivables
     for the Due Period....................................             47.703%

17.  The Minimum First Chicago Interest Percentage.........              7.000%

18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

19.  As of the date hereof, to the best knowledge
     of the undersigned, no default in the
     performance of the obligation of the Servicer
     under the Pooling and Servicing Agreement has
     occurred or is continuing except as follows:                          NONE

20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

22.  During the preceding calendar month, the number
     of newly-originated Accounts was.....................             202,367


     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.


                                         FCC National Bank
                                           as Servicer


                                         By:  /s/ James A. Harwood
                                              --------------------------------
                                                  Servicing Officer

                                         By:  /s/ Michael J. Kuzlik
                                              --------------------------------
                                                  Servicing Officer

* Payment represents the final payment for First Chicago Master Trust II, Series 1993-H.

                                   10 of 86

                                                                    Exhibit 28-B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK



                  ------------------------------------------
                         FIRST CHICAGO MASTER TRUST II
                                Series 1993 - H
                                February 8, 1999
                  ------------------------------------------



          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount.)

   1. The total amount of the distribution to
      Series 1993 - H Certificateholders on the
      Payment Date per $1,000 interest.......................           $83.719*

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1993 - H Certificates,
      per $1,000 interest....................................           $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1993 - H Certificates, per $1,000
      interest...............................................            $0.385

   * Payment represents the final payment for First Chicago Master Trust II, Series 1993-H.

                                   11 of 86

   B.  Information Regarding the Performance of the Trust.

       1. Collections of Receivables.

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series........        $638,049,536.58

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993 - H Certificates...............        $191,652,873.28

       c. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of the Series 1993 - H
          Certificates, per $1,000 interest..............               273.790%

       d. Excess Principal Collections allocated
          in respect of the Series 1993 - H Certificates,
          if any.........................................                  $0.00


       2. Receivables in Trust.

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).......     $15,656,079,373.28

       b. The amount of Principal Receivables in
          the Trust represented by the Series 1993 - H
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date..............................         $58,333,333.37

       c. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993 - H  Certificates for the Due
          Period with respect to the current
          Distribution Date..............................                 0.373%

       d. The Invested Percentage with respect to
          Principal Receivables for the Series 1993 - H
          Certificates for the Due Period with respect
          to the current Distribution Date...............                 4.471%

       e. The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date......................                  $0.00

                                   12 of 86

       3. Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.......................................     $879,947,472.40

       4. Investor Default Amount.

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - H
          Certificates (the "Investor Default Amount").

       a. Investor Default Amount....................         $230,602.42

       b. Recoveries.................................          $81,827.60

       c. Net Default Receivables....................         $148,774.82

       5. Investor Charge-offs.

       a. The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date..........................               $0.00

       b. The amount attributable to Investor Charge-
          Offs, if any, by which the principal
          balance of the Series 1993 - H Certificates
          exceeds the Invested Amount as of the end
          of the day on the Record Date with respect
          to the current Distribution Date...........               $0.00

       6. Monthly Servicing Fee.

       a. The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date..............          $36,458.33

       b. The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.......................................          $60,763.89

       7. Available Cash Collateral Amount.

       a. The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")..................               $0.00


                                   13 of 86

       b. The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period.............................................              $0.00

       c. The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993 - H
          Certificates as of such Due Period.................             0.000%

   C.  The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor............        0.00000000%

   D.  Deficit Controlled Amortization Amount.

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period.......................              $0.00


                            FCC National Bank,
                            Servicer


                            By /s/ James A. Harwood
                               --------------------------------------
                            Title:           Vice President


                                   14 of 86

             CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT             Exhibit 28-C
                         FCC NATIONAL BANK

           ----------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1994 - J
                          February 8, 199

           ----------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   ----------------------------------------------
   (Stated on the Basis of $1,000 Original Principal Amount).
   ----------------------------------------------------------
   1. The total amount of the distribution to
      Series 1994 - J Certificateholders on the
      Payment Date per $1,000 interest . . . . . . . . . .               $87.200

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Series 1994 - J Certificates,
      per $1,000 interest  . . . . . . . . . . . . . . . .               $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - J Certificates, per $1,000
      interest . . . . . . . . . . . . . . . . . . . . . .                $3.867

                                   15 of 86

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------
    1. Collections of Receivables.
       ---------------------------
    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series . . . . . .       $638,049,536.58

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - J Certificates . . . . . . . . .       $144,033,442.20

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which  were
        allocated in respect of the Series 1994 - J
        Certificates, per $1,000 interest  . . . . . . . .              $288.067

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - J Certificates,
        if any . . . . . . . . . . . . . . . . . . . . . .                 $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - J Certificates,
        if any   . . . . . . . . . . . . . . . . . . . . .                 $0.00


    2. Receivables in Trust.
       ---------------------
    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series) . . . . . .   $15,656,079,373.28

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994 - J
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .      $416,666,666.66

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - J  Certificates for the Due
       Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . . .              $2.661%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - J
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . . .               3.194%

                                   16 of 86

3.  Delinquent Balances.
    --------------------

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date . . . . . . . . . . . . . . . . . . . . . . .           $879,947,472.40

4.  Investor Default Amount.
    ------------------------

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J
    Certificates (the "Investor Default Amount").

a.  Investor Default Amount  . . . . . . . . . . . . .             $1,647,160.13

b.  Recoveries . . . . . . . . . . . . . . . . . . . .               $584,482.91

c.  Net Default Receivables  . . . . . . . . . . . . .             $1,062,677.22

5.  Investor Charge-offs.
    ---------------------

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date. . . . . . . . . . . . . . . . .                     $0.00

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1994 - J Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect to the
    current Distribution Date. . . . . . . . . . . . .                     $0.00

6.  Monthly Servicing Fee.
    ----------------------

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    The current Distribution Date. . . . . . . . . . .               $260,416.67

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Service
    with respect to the current Distribution
    Date . . . . . . . . . . . . . . . . . . . . . . .               $434,027.78

7.  Available Cash Collateral Amount.
    ---------------------------------

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount"). . . . . . . . . . . . .                     $0.00


                                   17 of 86

   b.  The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period . . . . . . . . . . . . . . . . . . . . . . .       $54,166,666.67

   c.  The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - J
       Certificates as of such Due Period . . . . . . . . .              13.000%


 C.  The Pool Factor.
     ----------------
       The Pool Factor (which represents the ratio
       of the Invested Amount on the last  day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor . . . . . . .        75.00000000%

 D.  Deficit Controlled Amortization Amount.
     ---------------------------------------
     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period . . . . . . . . . . . .               $0.00


                            FCC National Bank,
                            Servicer


                                  /s/ James A. Harwood
                            By    ----------------------------------------------
                            Title:        Vice President



                                   18 of 86

                                                                    Exhibit 28-D

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

               ------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - K
                               February 8, 1999

               ------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1,000 Original
    Principal Amount).

    1. The total amount of the distribution to
       Series 1994 - K Certificateholders on the
       Payment Date per $1,000 interest . . . . . . . . .               $4.611

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - K Certificates,
       per $1,000 interest  . . . . . . . . . . . . . . .               $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - K Certificates, per $1,000
       interest . . . . . . . . . . . . . . . . . . . . .               $4.611

                                   19 of 86

B.  Information Regarding the Performance of the Trust.

    1. Collections of Receivables.

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series  . . . . .      $638,049,536.58

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - K Certificates . . . . . . . . .        $9,518,043.55

    c. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of the Series 1994 - K
       Certificates, per 1,000 interest . . . . . . . . .              $19.036

    d. Excess Finance Charge Collections allocated
       in respect of the Series 1994 - K Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . .                $0.00

    e. Excess Principal Collections allocated in
       respect of the Series 1994 - K Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . .                $0.00

    2. Receivables in Trust.

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series) . . . . .   $15,656,079,373.28

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1994 - K
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .      $500,000,000.00

    c. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - K Certificates for the Due
       Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .               3.194%

    d. The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - K
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . .               3.194%

                                   20 of 86

    3. Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .      $879,947,472.40

    4. Investor Default Amount.

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K
       Certificates (the "Investor Default Amount").

    a. Investor Default Amount  . . . . . . . . . . . . .        $1,976,592.15

    b. Recoveries . . . . . . . . . . . . . . . . . . . .          $701,379.49

    c. Net Default Receivables  . . . . . . . . . . . . .        $1,275,212.66

    5. Investor Charge-offs.

    a. The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .                $0.00

    b. The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - K Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date . . . . . . . . .                $0.00

    6. Monthly Servicing Fee.

    a. The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date  . . . . . . . . . .          $312,500.00

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .          $520,833.33

    7. Available Cash Collateral Amount.

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")  . . . . . . . . . . . .                $0.00

                                   21 of 86

    b. The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period . . . . . . . . . . . . . . . . . . . . . .       $72,500,000.00

    c. The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - K
       Certificates as of such Due Period . . . . . . . .              14.500%

    C. The Pool Factor.

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor  . . . . .        100.00000000%

    D. Deficit Controlled Amortization Amount.

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period  . . . . . . . . .                $0.00

                            FCC National Bank,
                            Servicer

                            By   /s/ James A. Harwood
                                 ------------------------------
                            Title:         Vice President

                                   22 of 86

                                                                    Exhibit 28-E
                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



                  ------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - L
                               February 8, 1999

                  ------------------------------------------




           Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1,000 Original Principal Amount).

    1. The total amount of the distribution to
       Series 1994 - L Certificateholders on the
       Payment Date per $1,000 interest.......................            $5.958

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1994 - L Certificates,
       per $1,000 interest....................................            $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - L Certificates, per $1,000
       interest...............................................            $5.958

                                   23 of 86

B.  Information Regarding the Performance of the Trust.

    1. Collections of Receivables.

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series.........          $638,049,536.58

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - L Certificates................            $9,518,043.55

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - L
        Certificates, per $1,000 interest..............                  $19.036

    d.  Excess Finance Charge Collections allocated
        in respect of the Series 1994 - L Certificates,
        if any.........................................                    $0.00

    e.  Excess Principal Collections allocated in
        respect of the Series 1994 - L Certificates,
        if any.........................................                    $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series).......       $15,656,079,373.28

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1994 - L
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date..............................          $500,000,000.00

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - L  Certificates for the Due
        Period with respect to the current
        Distribution Date..............................                   3.194%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - L
        Certificates for the Due Period with respect
        to the current Distribution Date...............                   3.194%


                                   24 of 86

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date..........................................               $879,947,472.40

4.  Investor Default Amount.

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
    Certificates (the "Investor Default Amount").

a.  Investor Default Amount.......................                 $1,976,592.15

b.  Recoveries....................................                   $701,379.49

c.  Net Default Receivables.......................                 $1,275,212.66

5.  Investor Charge-offs.

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date.............................                         $0.00

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1994 - L Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date..............                         $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date.................                   $312,500.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date..........................................                   $520,833.33

7.  Available Cash Collateral Amount.

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount").....................                         $0.00

                                   25 of 86

    b.  The amount available to be withdrawn from
        the Cash Collateral Account (the "Available
        Cash Collateral Amount") as of the end
        of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made in respect of the preceding Due
        Period......................................              $57,500,000.00

    c.  The Available Cash Collateral Amount
        as computed in 7.b. as a percentage of the
        Invested Amount of the Series 1994 - L
        Certificates as of such Due Period..........                     11.500%


C.  The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Investor Charge-Offs set forth
        in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Initial Invested Amount).  The amount of a
        Certificateholder's pro rata share of the
        Invested Amount can be determined by multi-
        plying the original denomination of the
        holder's Certificate by the Pool Factor.....               100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period................                       $0.00


                            FCC National Bank,
                            Servicer



                            By    /s/ James A. Harwood
                                  ______________________________________________
                            Title:          Vice President



                                   26 of 86

                                                                    Exhibit 28-F

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                           FCC NATIONAL BANK



              ------------------------------------------

                    FIRST CHICAGO MASTER TRUST II

                           Series 1995 - M

                          February 8, 1999

              ------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


  A.   Information Regarding the Current Distribution
       ----------------------------------------------
       (Stated on the Basis of $1,000 Original Principal Amount).
       ----------------------------------------------------------

      1. The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest................. $4.658

      2. The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest.............................. $0.000


      3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates, per $1,000 Interest . . $4.658

                                   27 of 86

  B.  Information Regarding the Performance of the Trust.

      1. Collections of Receivables.

      a. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series....   $638,049,536.58

      b. The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1995-M Certificates.............    $10,877,764.05

      c. The aggregate amount of Collections of
         Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates.....     $9,518,043.55

      d. The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest..........           $19.036

      e. The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date..........................     $6,215,140.15

      f. The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution Date
         allocated in respect of the
         Class A Certificates.......................             $0.00

      g. The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1995 - M Certificates,
         if any.....................................             $0.00

      h. The amount of Excess Principal Collections.allocated
         in respect of the Series 1995 - M Certificates,
         if any.....................................             $0.00

      2. Receivables in Trust.

      a. Aggregate Principal Receivables for the Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by the Investor Certificates of all Series)...$15,656,079,373.28

                                   28 of 86

       b. The  amount of Principal Receivables in
          the Trust represented by the Series 1995 - M
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date............................$571,428,572.00

       c. The  amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date....................$500,000,000.00

       d. The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - M  Certificates for the Due
          Period with respect to the current
          Distribution Date............................         3.650%

       e. The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - M
          Certificates for the Due Period with respect
          to the current Distribution Date.............         3.650%

       f. The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date............................         87.50%

       g. The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date............................         87.50%

       h. The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date............................         12.50%

       i. The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date............................         12.50%

       3. Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date.........................................$879,947,472.40

                                   29 of 86

      4. Investor Default Amount.

      a. The aggregate amount of all Defaulted
         Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M
         Certificates (the "Investor Default Amount")

         1. Investor Default Amount..................... $2,258,962.45

         2. Recoveries..................................   $801,576.55

         3. Net Default Receivables..................... $1,457,385.90

      b. The Class A Investor Default Amount
         1. Investor Default Amount..................... $1,976,592.15

         2. Recoveries..................................   $701,379.49

         3. Net Default Receivables..................... $1,275,212.66

      c. The Collateral Investor Default Amount
         1. Investor Default Amount.....................   $282,370.30

         2. Recoveries..................................   $100,197.06

         3. Net Default Receivables.....................   $182,173.24

      5. Investor Charge-offs.

      a. The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such  Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date...........................................         $0.00

      b. The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution Date.......         $0.00

      c. The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date...........................................         $0.00

      6. Monthly Servicing Fee.

      a. The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date...........................................   $357,142.86

                                   30 of 86

      b. The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date..........................................    $595,238.09

      7. Available Cash Collateral Amount.

      a. The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount").....................          $0.00

      b. The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date)...............  $5,714,286.00

      c. The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date.................................         1.143%

      8. Collateral Invested Amount.

      a. The Collateral Invested Amount for the
         current Distribution Date..................... $71,428,572.00

      b. The Collateral Invested Amount after
         giving effect to all withdrawals, deposits, and
         payments on the current Distribution
         Date.......................................... $71,428,572.00

      9. Total Enhancement.

      a. The total Enhancement for the current
         Distribution Date............................. $77,142,858.00

      b. The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date.......................................... $77,142,858.00


                                   31 of 86

  C. The Pool Factor.

         The Pool Factor (which represents the ratio
         of the Class A Invested Amount on the last  day
         of the month ending on the Record Date
         adjusted for Class A Investor Charge-Offs set
         forth in B.5.a. above and for the distributions
         of principal set forth in A.2 above to the
         Class A Initial Invested Amount).  The amount
         of a Class A Certificateholder's pro rata share
         of the Class A Invested Amount can be determined
         by multiplying the original denomination of the
         holder's Class A Certificate by the Pool
         Factor........................................  100.00000000%


  D. Deficit Controlled Amortization Amount.

      1. The Deficit Controlled Amortization Amount
         for the preceding Due Period                            $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                --------------------
                             Title: Vice President

                                   32 of 86

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT            Exhibit 28-G
                           FCC NATIONAL BANK



--------------------------------------------------------------------------------

                    FIRST CHICAGO MASTER TRUST II
                           Series 1995 - N
                          February 8, 1999


--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A. Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

         1. The total amount of the distribution to
            Class A Certificateholders on the
            Payment Date per $1,000 interest                             $86.773

         2. The amount of the distribution set forth
            in paragraph 1 above in respect of
            principal on the Class A Certificates,
            per $1,000 interest                                          $83.333

         3. The amount of the distribution set forth in
            paragraph 1 above in respect of interest on
            the Class A Certificates, per $1,000 Interest                 $3.440

                                   33 of 86

   .........................................................
  B. Information Regarding the Performance of the Trust.

       1. Collections of Receivables.

       a. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $638,049,536.58

       b. The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - N Certificates..................     $163,671,729.35

       c. The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............     $143,240,271.90

       d. The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................            $286.481

       e. The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $4,657,615.39

       f. The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates..............................               $0.00

       g. The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - N Certificates,
          if any............................................               $0.00

       h. The amount of Excess Principal Collections allocated
          in respect of the Series 1995 - N Certificates,
          if any............................................               $0.00

       2. Receivables in Trust.

       a. Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,656,079,373.28

                                   34 0f 86

     b. The amount of Principal Receivables
        in the Trust represented by the Series 1995 - N
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.................................   $426,919,901.99

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date.........................   $374,999,999.99

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - N Certificates for the Due
        Period with respect to the current
        Distribution Date.................................            2.727%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - N
        Certificates for the Due Period with respect
        to the current Distribution Date..................            3.650%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.................................            87.84%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.................................            87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.................................            12.16%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.................................            12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date..............................................   $879,947,472.40

                                   35 0f 86

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
        Certificates (the "Investor Default Amount")

        1. Investor Default Amount........................     $1,687,693.05

        2. Recoveries.....................................       $598,865.73

        3. Net Default Receivables........................     $1,088,827.32

     b. The Class A Investor Default Amount

        1. Investor Default Amount........................     $1,482,444.10

        2. Recoveries.....................................       $526,034.62

        3. Net Default Receivables........................       $956,409.48

     c. The Collateral Investor Default Amount

        1. Investor Default Amount........................       $205,248.95

        2. Recoveries.....................................        $72,831.11

        3. Net Default Receivables........................       $132,417.84

     5. Investor Charge-offs.

        a. The amount of the Class A Investor
           Charge-Offs per $1,000 interest after
           reimbursement of any such  Class A
           Investor Charge-Offs for the Due Period
           with respect to the current Distribution
           Date...........................................             $0.00

        b. The amount attributable to Class A
           Investor Charge-Offs, if any, by which
           the principal balance of the
           Class A Certificates exceeds the
           Class A Invested Amount as of the end
           of the day on the Record Date with
           respect to the current Distribution Date.......             $0.00

        c. The amount of the Collateral Charge-
           Offs, if any, for the Due Period with
           respect to the current Distribution
           Date...........................................             $0.00

     6. Monthly Servicing Fee.

        a. The amount of the Monthly Servicing Fee
           payable by the Trust to the Servicer
           with respect to the current Distribution
           Date...........................................       $266,824.94

                                   36 of 86

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date..............................................       $444,708.23


     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount").........................             $0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all
        withdrawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date)...................     $5,714,286.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Invested
        Amount after giving effect to all
        reductions thereof on the current
        Distribution Date.................................            1.714%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date.........................    $51,919,902.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date..............................................    $45,417,012.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date.................................    $57,634,188.00


     b. The total Enhancement after giving
        effect to all withdrawals, deposits and
        payments on the current Distribution
        Date..............................................    $51,131,298.00

                                   37 of 86

     C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor............................................      66.66666666%

     D. Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period......................             $0.00


                              FCC National Bank,
                              Servicer


                              By /s/ James A. Harwood
                                 ------------------------------
                              Title: Vice President

                                   38 of 86

                                                                    Exhibit 28-H

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                           FCC NATIONAL BANK

--------------------------------------------------------------------------------

                    FIRST CHICAGO MASTER TRUST II

                           Series 1995 - O

                          February 8, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest.........................         $4.649

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest......................................         $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest............         $4.649

                                   39 of 86

B. Information Regarding the Performance of the Trust

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series................. $638,049,536.58

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995-O Certificates..........................  $10,877,764.05

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were
        allocated in respect of the Class A
        Certificates............................................   $9,518,043.55

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A Certificates,
        per $1,000 interest.....................................         $19.036

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date.......................................   $6,219,584.60

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates...................................            $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995-O Certificates, if any.....................            $0.00

     h. The amount of Excess Principal Collections allocated
        in respect of the Series 1995-O Certificates, if any...            $0.00

     2. Receivables in Trust

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by
        the Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)...........   $15,656,079,373.28

                                 40 of 86

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995-O
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................    $571,428,572.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date.............................   $500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995-O Certificates for the Due
        Period with respect to the current
        Distribution Date....................................             3.650%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995-O
        Certificates for the Due Period with respect
        to the current Distribution Date.....................             3.650%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date...................................              87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date ................................................    $879,947,472.40

                                   41 of 86

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995-O
        Certificates (the "Investor Default Amount")

        1. Investor Default Amount..............................   $2,258,962.45

        2. Recoveries...........................................     $801,576.55

        3. Net Default Receivables..............................   $1,457,385.90

     b. The Class A Investor Default Amount

        1. Investor Default Amount..............................   $1,976,592.15

        2. Recoveries...........................................     $701,379.49

        3. Net Default Receivables..............................   $1,275,212.66


     c. The Collateral Investor Default Amount

        1. Investor Default Amount..............................     $282,370.30

        2. Recoveries ..........................................     $100,197.06

        3. Net Default Receivables..............................     $182.173.24

     5. Investor Charge-offs.

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date...................................................           $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date................           $0.00

     c. The amount of the Collateral Charge-Offs,
        if any, for the Due Period with
        respect to the current Distribution
        Date....................................................           $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date....................................................     $357,142.86

                            42 of 86

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date....................................................     $595,238.09

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")...............................           $0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all withdrawals,
        deposits and payments to be made on such
        Distribution Date (the "Available Cash
        Collateral Amount" for the next Distribution
        Date)...................................................   $5,714,286.00

     c. The amount as computed in 7.b as a percentage
        of the Class A Invested Amount after giving
        effect to all reductions thereof on the
        current Distribution Date...............................          1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date...............................  $71,428,572.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date....................................................  $71,428,572.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date.......................................  $77,142,858.00

     b. The total Enhancement after giving effect
        to all withdrawals, deposits and payments
        on the current Distribution Date........................  $77,142,858.00

                                   43 of 86

C. The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount). The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A Certificate by the Pool Factor............   100.00000000%

D. Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amoritization
        Amount for the preceding Due Period.....................           $0.00

                               FCC National Bank,
                               Servicer


                               By /s/ James A.Harwood
                                  --------------------------------------
                               Title: Vice President

                                   44 of 86

                                                                    Exhibit 28-I

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

--------------------------------------------------------------------------------


                         FIRST CHICAGO MASTER TRUST II
                                Series 1995 - P
                               February 8, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current
     Distribution (Stated on the Basis
     of $1,000 Original Principal Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . . . . . . . . . . . .       $4.604

     2. The amount of the distribution set
        forth in paragraph 1 above in respect
        of principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . . . . . . . . . . . .       $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest . . . . . . .       $4.604

                                   45 of 86

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series. . . . . .       $638,049,536.58

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - P Certificates . . . . . . . . .        $10,877,764.05

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates . . . . . .         $9,518,043.55

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest. . . . . . . . .               $19.036

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . .         $6,241,806.82

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the
        Class A Certificates . . . . . . . . . . . . . . .                 $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - P Certificates,
        if any . . . . . . . . . . . . . . . . . . . . . .                 $0.00

     h. The amount of Excess Principal Collections allocated
        in respect of the Series 1995 - P Certificates,
        if any. . . . . . . . .  . . . . . . . . . . . . .                 $0.00

     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series) . . . . .    $15,656,079,373.28

                                   46 of 86

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995 - P
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .     $571,428,572.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date. . . . . . . . . . . . . .     $500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - P  Certificates for the Due
        Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              3.650%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - P
        Certificates for the Due Period with respect
        to the current Distribution Date . . . . . . . . . .              3.650%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date. . . . . . . . . . . . . . . . . .              12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date . . . . . . . . . . . . . . . . . . . . . . . .     $879,947,472.40

                                   47 of 86

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
        Certificates (the "Investor Default Amount")

        1. Investor Default Amount. . . . . . . . . . . . . .      $2,258,962.45

        2. Recoveries . . . . . . . . . . . . . . . . . . . .        $801,576.55

        3. Net Default Receivables . . . . . . . . . . . . .       $1,457,385.90

     b. The Class A Investor Default Amount

        1. Investor Default Amount . . . . . . . . . . . . .       $1,976,592.15

        2. Recoveries . . . . . . . . . . . . . . . . . . . .        $701,379.49

        3. Net Default Receivables . . . . . . . . . . . . .       $1,275,212.66

     c. The Collateral Investor Default Amount

        1. Investor Default Amount . . . . . . . . . . . . .         $282,370.30

        2. Recoveries  . . . . . . . . . . . . . . . . . . .         $100,197.06

        3. Net Default Receivables . . . . . . . . . . . . .         $182,173.24

     5. Investor Charge-offs.

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . . .              $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date. . .  . . . .             $0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution Date . . . . . . .             $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date . . . . . . . . . . . . . . . . . . . . . . . . .       $357,142.86

                                   48 of 86

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date. . . . . . . . . . . . . . . . . . . . . . . . .        $595,238.09

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount"). . . . . . . . . . . . . .               $0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all withdrawals,
        deposits and payments to be made on such
        Distribution Date (the "Available Cash
        Collateral Amount" for the next
        Distribution Date) . . . . . . . . . . . . . . . . .       $5,714,286.00

    c.  The amount as computed in 7.b as a
        percentage of the Class A Invested Amount
        after giving effect to all reductions
        thereof on the current Distribution Date . . . . . .              1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date. . . . . . . . . . . . . .      $71,428,572.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date . . . . . . . . . . . . . . . . . . . . . . . .      $71,428,572.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . .  . . .      $77,142,858.00

     b. The total Enhancement after giving effect
        to all withdrawals, deposits and payments
        on the current Distribution Date . . . . . . . . . .      $77,142,858.00

                                   49 of 86

C.   The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . . . . . .       100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period . . . . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer


                             By /s/ James A. Harwood
                                -------------------------------
                             Title: Vice President

                                   50 of 86

                                                                    Exhibit 28-J

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK


                ----------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - Q
                               February 8, 1999

                ----------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest  . . . . . . . . . .              $4.560

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest . . . . . . . . . . . . . . . . .              $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest . . . .              $4.560

                                   51 of 86

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series . . . . . . .     $638,049,536.58

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1996 - Q Certificates  . . . . . . . . . .      $19,579,975.31

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates  . . . . . . .      $17,132,478.38

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest . . . . . . . . . .             $19.036

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .      $11,275,252.31

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates  . . . . . . . . . . . . . . . .               $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1996 - Q Certificates,
      if any  . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1996 - Q Certificates,
      if any  . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)  . . . . . .  $15,656,079,373.28

                                   52 of 86

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1996 - Q
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .   $1,028,571,429.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date . . . . . . . . . . . . . .     $900,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1996 - Q  Certificates for the Due
      Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              6.570%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1996 - Q
      Certificates for the Due Period with respect
      to the current Distribution Date  . . . . . . . . . .              6.570%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribition Date . . . . . . . . . . . . . . . . . .              87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .     $879,947,472.40

                                   53 of 86

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount  . . . . . . . . . . . . .       $4,066,132.42

      2. Recoveries . . . . . . . . . . . . . . . . . . . .       $1,442,837.80

      3. Net Default Receivables  . . . . . . . . . . . . .       $2,623,294.62

   b. The Class A Investor Default Amount

      1. Investor Default Amount  . . . . . . . . . . . . .       $3,557,865.86

      2. Recoveries . . . . . . . . . . . . . . . . . . . .       $1,262,483.08

      3. Net Default Receivables  . . . . . . . . . . . . .       $2,295,382.78

   c. The Collateral Investor Default Amount

      1. Investor Default Amount  . . . . . . . . . . . . .         $508,266.56

      2. Recoveries . . . . . . . . . . . . . . . . . . . .         $180,354.72

      3. Net Default Receivables  . . . . . . . . . . . . .         $327,911.84

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date  . . . . . .               $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .         $642,857.14

                                   54 of 86

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .       $1,071,428.57

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount") . . . . . . . . . . . . . .               $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made on such Distribution Date (the
      "Available Cash Collateral Amount"
      for the next Distribution Date) . . . . . . . . . . .      $10,285,714.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all
      reductions thereof on the current
      Distribution Date . . . . . . . . . . . . . . . . . .              1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date . . . . . . . . . . . . . .     $128,571,429.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .     $128,571,429.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date  . . . . . . . . . . . . . .  . . .     $138,857,143.00

   b. The total Enhancement after giving
      effect to all withdrawals, deposits and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .     $138,857,143.00

                                   55 of 86

C. The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount).  The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A certificate by the Pool
     Factor . . . . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period  . . . . . . . . . . . .               $0.00


                             FCC National Bank,
                             Servicer




                             By   /s/ James A. Harwood
                                  --------------------------------
                             Title:         Vice President

                                   56 of 86

                                                                    Exhibit 28-K

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              --------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - R
                               February 8, 1999

              --------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1,000 Original Principal Amount).

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest . . . . . . . . .               $4.507

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest. . . . . . . . . . . . . . . .               $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest. . .               $4.507

                                   57 of 86

B.  Information Regarding the Performance of the Trust.

    1. Collections of Receivables.

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series  . . . . .      $638,049,536.58

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1996 - R Certificates . . . . . . . . .        $8,702,211.25

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates . . . . . .        $7,614,434.82

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest  . . . . . . . .              $19.036

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .        $5,032,556.58

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution Date
       allocated in respect of the
       Class A Certificates . . . . . . . . . . . . . . .                $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the
       Series 1996 - R Certificates,
       if any . . . . . . . . . . . . . . . . . . . . . .                $0.00

    h. The amount of Excess Principal Collections
       allocated in respect of the Series 1996 - R
       Certificates, if any . . . . . . . . . . . . . . .                $0.00

    2. Receivables in Trust.

    a. Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series) . . . . .   $15,656,079,373.28

                                   58 of 86

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1996 - R
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .      $457,142,858.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Invested Amount")
       for the Due Period with respect to the
       current Distribution Date  . . . . . . . . . . . .      $400,000,000.00

    d. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1996 - R  Certificates for the Due
       Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .               2.920%

    e. The Invested Percentage with respect to
       Principal Receivables for the Series 1996 - R
       Certificates for the Due Period with respect
       to the current Distribution Date . . . . . . . . .               2.920%

    f. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .               87.50%

    g. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .               87.50%

    h. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date. . . . . . . . . . . . . . . . .               12.50%

    i. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date  . . . . . . . . . . . . . . . .               12.50%

    3. Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .      $879,947,472.40

                                   59 of 86

    4. Investor Default Amount.

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
       Certificates (the "Investor Default Amount")

       1. Investor Default Amount . . . . . . . . . . . .        $1,807,169.97

       2. Recoveries  . . . . . . . . . . . . . . . . . .          $641,261.24

       3. Net Default Receivables . . . . . . . . . . . .        $1,165,908.73

    b. The Class A Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . .        $1,581,273.71

       2. Recoveries  . . . . . . . . . . . . . . . . . .          $561,103.58

       3. Net Default Receivables . . . . . . . . . . . .        $1,020,170.13

    c. The Collateral Investor Default Amount

       1. Investor Default Amount . . . . . . . . . . . .          $225,896.26

       2. Recoveries  . . . . . . . . . . . . . . . . . .           $80,157.66

       3. Net Default Receivables . . . . . . . . . . . .          $145,738.60

    5. Investor Charge-offs.

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .                $0.00

    b. The amount attributable to Class A
       Investor Charge-Offs, if any, by which
       the principal balance of the
       Class A Certificates exceeds the
       Class A Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date . . . . .                $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .                $0.00

    6. Monthly Servicing Fee.

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .          $285,714.29

                                   60 of 86

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .          $476,190.48

    7. Available Cash Collateral Amount.

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount")  . . . . . . . . . . . .                $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date)  . . . . . . . . .        $4,571,429.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dis-
       tribution Date . . . . . . . . . . . . . . . . . .               1.143%

    8. Collateral Invested Amount.

    a. The Collateral Invested Amount for the
       current Distribution Date  . . . . . . . . . . . .       $57,142,858.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals, deposits, and
       payments on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .       $57,142,858.00

    9. Total Enhancement.

    a. The total Enhancement for the current
       Distribution Date  . . . . . . . . . . . . . . . .       $61,714,287.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date . . . . . . . . . . . . . . . . . . . . . . .       $61,714,287.00

                                   61 of 86

    C. The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor  . . . . . . . . . . . . . . . . . . . .        100.00000000%

    D. Deficit Controlled Amortization Amount.

       1. The Deficit Controlled Amortization Amount
          for the preceding Due Period  . . . . . . . . .                $0.00


                             FCC National Bank,
                             Servicer


                             By  /s/ James A. Harwood
                                 ------------------------------
                             Title:        Vice President

                                   62 of 86

                                                                    Exhibit 28-L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1996 - S
                               February 8, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Class A Certificateholders on the
      Payment Date per $1,000 interest  . . . . . . . . . .              $4.556

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the Class A Certificates,
      per $1,000 interest . . . . . . . . . . . . . . . . .              $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Class A Certificates, per $1,000 Interest . . . .              $4.556

                                   63 of 86

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series . . . . . . .     $638,049,536.58

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1996 - S Certificates  . . . . . . . . . .      $15,228,869.68

   c. The aggregate amount of Collections of
      Receivables processed for the Due
      Period with respect to the current
      Distribution Date which were allocated
      in respect of the Class A Certificates  . . . . . . .      $13,325,260.96

   d. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of Class A
      Certificates, per $1,000 interest . . . . . . . . . .             $19.036

   e. The amount of Excess Spread for the Due
      Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .       $8,772,751.79

   f. The amount of Reallocated Principal
      Collections for the Due Period with
      respect to the current Distribution Date
      allocated in respect of the
      Class A Certificates  . . . . . . . . . . . . . . . .               $0.00

   g. The amount of Excess Finance Charge
      Collections allocated in respect of the
      Series 1996 - S Certificates,
      if any  . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   h. The amount of Excess Principal Collections allocated
      in respect of the Series 1996 - S Certificates,
      if any  . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)  . . . . . .  $15,656,079,373.28

                                   64 of 86

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1996 - S
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .     $800,000,000.00

   c. The amount of Principal Receivables
      in the Trust represented by the Class A
      Certificates (the "Class A Invested Amount")
      for the Due Period with respect to the
      current Distribution Date . . . . . . . . . . . . . .     $700,000,000.00

   d. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1996 - S Certificates for the Due
      Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              5.110%

   e. The Invested Percentage with respect to
      Principal Receivables for the Series 1996 - S
      Certificates for the Due Period with respect
      to the current Distribution Date  . . . . . . . . . .              5.110%

   f. The Class A Floating Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              87.50%

   g. The Class A Principal Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              87.50%

   h. The Collateral Floating Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              12.50%

   i. The Collateral Principal Percentage for the
      Due Period with respect to the current
      Distribution Date . . . . . . . . . . . . . . . . . .              12.50%

   3. Delinquent Balances.

      The aggregate amount of outstanding
      balances in the Accounts which were 30
      or more days delinquent as of the end of
      the Due Period for the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .     $879,947,472.40

                                   65 of 86

   4. Investor Default Amount.

   a. The aggregate amount of all Defaulted
      Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S
      Certificates (the "Investor Default Amount")

      1. Investor Default Amount  . . . . . . . . . . . . .       $3,162,547.44

      2. Recoveries . . . . . . . . . . . . . . . . . . . .       $1,122,207.19

      3. Net Default Receivables  . . . . . . . . . . . . .       $2,040,340.25

   b. The Class A Investor Default Amount

      1. Investor Default Amount  . . . . . . . . . . . . .       $2,767,229.00

      2. Recoveries . . . . . . . . . . . . . . . . . . . .         $981,931.29

      3. Net Default Receivables  . . . . . . . . . . . . .       $1,785,297.71

   c. The Collateral Investor Default Amount

      1. Investor Default Amount  . . . . . . . . . . . . .         $395,318.44

      2. Recoveries . . . . . . . . . . . . . . . . . . . .         $140,275.90

      3. Net Default Receivables  . . . . . . . . . . . . .         $255,042.54

   5. Investor Charge-offs.

   a. The amount of the Class A Investor
      Charge-Offs per $1,000 interest after
      reimbursement of any such  Class A
      Investor Charge-Offs for the Due Period
      with respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   b. The amount attributable to Class A
      Investor Charge-Offs, if any, by which
      the principal balance of the
      Class A Certificates exceeds the
      Class A Invested Amount as of the end
      of the day on the Record Date with
      respect to the current Distribution Date  . . . . . .               $0.00

   c. The amount of the Collateral Charge-
      Offs, if any, for the Due Period with
      respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .               $0.00

   6. Monthly Servicing Fee.

   a. The amount of the Monthly Servicing Fee
      payable by the Trust to the Servicer
      with respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .         $500,000.00

                                   66 of 86

   b. The amount of the Interchange Monthly
      Servicing Fee payable to the Servicer
      with respect to the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .         $833,333.34

   7. Available Cash Collateral Amount.

   a. The amount, if any, withdrawn
      from the Cash Collateral Account
      for the current Distribution Date
      (the "Withdrawal Amount") . . . . . . . . . . . . . .               $0.00

   b. The amount available to be withdrawn from
      the Cash Collateral Account as of the
      end of the day on the current Distribution
      Date, after giving effect to all withdrawals,
      deposits and payments to be made on such
      Distribution Date (the "Available Cash
      Collateral Amount" for the next
      Distribution Date). . . . . . . . . . . . . . . . . .       $8,000,000.00

   c. The amount as computed in 7.b as a
      percentage of the Class A Invested
      Amount after giving effect to all
      reductions thereof on the current
      Distribution Date . . . . . . . . . . . . . . . . . .              1.143%

   8. Collateral Invested Amount.

   a. The Collateral Invested Amount for the
      current Distribution Date . . . . . . . . . . . . . .     $100,000,000.00

   b. The Collateral Invested Amount after
      giving effect to all withdrawals, deposits, and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .     $100,000,000.00

   9. Total Enhancement.

   a. The total Enhancement for the current
      Distribution Date  . . . . . . . . . . . . . .  . . .     $108,000,000.00

   b. The total Enhancement after giving effect
      to all withdrawals, deposits and
      payments on the current Distribution
      Date  . . . . . . . . . . . . . . . . . . . . . . . .     $108,000,000.00

                                   67 of 86

C. The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last  day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount).  The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A Certificate by the Pool
     Factor . . . . . . . . . . . . . . . . . . . . . . . .       100.00000000%


D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period  . . . . . . . . . . . .               $0.00

                             FCC National Bank,
                             Servicer

                             By   /s/ James A. Harwood
                                  -----------------------------------
                             Title:         Vice President

                                   68 of 86

                                                                    Exhibit 28-M

              CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                           FCC NATIONAL BANK

--------------------------------------------------------------------------------

                   FIRST CHICAGO MASTER TRUST II
                          Series 1997 - T
                         February 8, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 1, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

  A. Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal
       Amount)

        1. The total amount of the distribution to
           Class A Certificateholders on the
           Payment Date per $1,000 interest. . . . . . . . . . . . .      $4.507

        2. The amount of the distribution set forth
           in paragraph 1 above in respect of
           principal on the Class A Certificates,
           per $1,000 interest. . . . . . . . . . . . . . . . . . ..      $0.000

        3. The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Class A Certificates,
           per $1,000 interest. . . . . . . . . . . . . . . . . . ..      $4.507

                                   69 of 86

  B. Information Regarding the Performance of the Trust

        1. Collections of Receivables

           a. The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Investor Certificates of all Series........    $638,049,536.58

           b. The aggregate amount of Collections of
              Receivables processed for the Due Period
              with respect to the current Distribution
              Date which were allocated in respect of
              the Series 1997-T Certificates.................     $13,053,316.87

           c. The aggregate amount of Collections of
              Receivables processed for the Due
              Period with respect to the current
              Distribution Date which were allocated
              in respect of the Class A Certificates.........     $11,421,652.27

           d. The amount of Collections of Receivables
              processed for the Due Period with respect
              to the current Distribution Date which were
              allocated in respect of Class A
              Certificates, per $1,000 interest..............            $19.036

           e. The amount of Excess Spread for the Due
              Period with respect to the current
              Distribution Date..............................      $7,548,834.86

           f. The amount of Reallocated Principal
              Collections for the Due Period with
              respect to the current Distribution
              Date allocated in respect of the
              Class A Certificates...........................              $0.00

           g. The amount of Excess Finance Charge
              Collections allocated in respect of the Series
              1997 - T Certificates, if any..................              $0.00

           h. The amount of Excess Principal Collections
              allocated in respect of
              the Series 1997-T Certificate, if any..........              $0.00

  2. Receivables in Trust

           a. Aggregate Principal Receivables for the
              Due Period with respect to the current
              Distribution Date (which reflects the
              Principal Receivables represented by the
              Exchangeable Seller's Certificate and by
              the Investor Certificates of all Series)....... $15,656,079,373.28

                                   70 of 86

         b. The amount of Principal Receivables in the Trust
            represented by the Series 1997 - T Certificates
            (the "Adjusted Invested Amount") for the Due
            Period with respect to the current Distribution
            Date................................................ $685,714,286.00

         c. The amount of Principal Receivables in the Trust
            represented by the Class A Certificates (the
            "Class A Adjusted Invested Amount") for the Due
            Period with respect to the current Distribution
            Date................................................ $600,000,000.00

         d. The Invested Amount for the Due Period with
            respect to the current Distribution Date........... $685,714,286.00

         e. The Class A Invested  Amount for the Due Period
            with respect to the current Distribution Date....... $600,000,000.00

         f. The Invested Percentage with respect to Finance
            Charge Receivables (including Interchange) and
            Defaulted Receivables for the Series 1997 - T
            Certificates for the Due Period with respect to
            the current Distribution Date.......................          4.380%

         g. The Invested Percentage with respect to Principal
            Receivables for the Series 1997 - T Certificates
            for the Due Period with respect to the current
            Distribution Date...................................          4.380%

         h. The Class A Floating Percentage for the Due Period
            with respect to the current Distribution Date.......          87.50%

         i. The Class A Principal Percentage for the Due
            Period with respect to the current Distribution
            Date................................................          87.50%

         j. The Collateral Floating Percentage for the Due
            Period with respect to the current Distribution
            Date................................................          12.50%

         k. The Collateral Principal Percentage for the Due
            Period with respect to the current Distribution
            Date................................................          12.50%

  3. Delinquent Balances
            The aggregate amount of outstanding balances in
            the Accounts which were 30 or more days delinquent
            as of the end of the Due Period for the current
            Distribution Date................................... $879,947,472.40

                                   71 of 86

  4. Investor Default Amount

        a. The aggregate amount of all Defaulted
           Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
           Certificates (the "Investor Default Amount").

           1. Investor Default Amount..........................    $2,710,754.95

           2. Recoveries.......................................      $961,891.87

           3. Net Default Receivables..........................    $1,748,863.08

        b. The Class A Investor Default Amount

           1. Investor Default Amount..........................    $2,371,910.58

           2. Recoveries.......................................      $841,655.39

           3. Net Default Receivables..........................    $1,530,255.19

        c. The Collateral Investor Default Amount

           1. Investor Default Amount..........................      $338,844.37

           2. Recoveries.......................................      $120,236.48

           3. Net Default Receivables..........................      $218,607.89

  5. Investor Charge-offs

        a. The amount of the Class A Investor
           Charge-Offs per $1,000 interest after
           reimbursement of any such Class A
           Investor Charge-Offs for the Due Period
           with respect to the current Distribution
           Date................................................            $0.00

        b. The amount attributable to Class A Investor
           Charge-Offs, if any, by which the principal balance
           of the Class A Certificates exceeds the
           Class A Adjusted Invested Amount as of the end
           of the day on the Record Date with
           respect to the current Distribution
           Date................................................            $0.00

       c.  The amount of the Collateral Charge-
           Offs, if any, for the Due Period with
           respect to the current Distribution
           Date................................................            $0.00

  6. Monthly Servicing Fee

        a. The amount of the Monthly Servicing Fee
           payable by the Trust to the Servicer
           with respect to the current Distribution
           Date................................................      $428,571.43

                                   72 of 86

        b. The amount of the Interchange Monthly Servicing Fee
           payable to the Servicer with respect to the current
           Distribution Date.....................................    $714,285.71

  7. Available Cash Collateral Amount

        a. The amount, if any, withdrawn from the Cash
           Collateral Account for the current Distribution
           Date (the "Withdrawal Amount")........................          $0.00

        b. The amount available to be withdrawn from the Cash
           Collateral Account as of the end of the day on the
           current Distribution Date, after giving effect to
           all withdrawals, deposits and payments to be made
           on such Distribution Date (the "Available Cash
           Collateral Amount" for the next Distribution Date)....  $6,857,143.00

        c. The amount as computed in 7.b as a percentage of
           the Class A Adjusted Invested Amount after giving
           effect to all reductions thereof on the current
           Distribution Date.....................................         1.143%

  8. Collateral Invested Amount

        a. The Collateral Invested Amount for the current
           Distribution Date..................................... $85,714,286.00

        b. The Collateral Invested Amount after giving effect
           to all withdrawals, deposits, and payments on the
           current Distribution Date............................. $85,714,286.00

  9. Total Enhancement

        a. The total Enhancement for the current Distribution
           Date.................................................. $92,571,429.00

        b. The total Enhancement after giving effect to all
           withdrawals, deposits and payments on the current
           Distribution Date..................................... $92,571,429.00




                                   73 of 86

  C. The Pool Factor

          The Pool Factor (which represents the ratio
          of the Class A Adjusted Invested Amount on the last
          day of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor.................................................. 100.00000000%

  D. Principal Funding Account

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds.................................         $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distribution Date..............         $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date....................................................         $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period............................         $0.00

  E. Reserve Account

     1.   The Reserve Draw Amount for the current
          Distribution Date.......................................         $0.00

     2.   The amount on deposit in the Reserve Account
          as of the end of the day on the current
          Distribution Date (the "Available Reserve
          Account Amount" for the next Distribution Date).........         $0.00

                             FCC National Bank,
                             Servicer




                             By /s/ James A. Harwood
                                ------------------------------
                               Title:     Vice President


                                   74 of 86

                                                                    Exhibit 28-N


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1997 - U
                               February 8, 1999

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest  .  .  .  .  .  .  .             $4.547

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .              $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates,
        per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .              $4.547

                                   75 of 86

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series..............    $638,049,536.58

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1997 - U Certificates.....................      $8,702,211.25

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates...............      $7,614,434.82

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest....................            $19.036

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date....................................      $5,016,556.58

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution
        Date allocated in respect of the
        Class A Certificates.................................              $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the Series
        1997 - U Certificates, if any........................              $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series 1997 - U
        Certificates, if any.................................              $0.00

     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............. $15,656,079,373.28

                                   76 of 86

     b. The  amount of Principal Receivables in
        the Trust represented by the Series 1997 - U
        Certificates (the "Adjusted Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................    $457,142,858.00

     c. The  amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Adjusted Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................    $400,000,000.00

     d. The Invested  Amount for the Due Period
        with respect to the current Distribution
        Date.................................................    $457,142,858.00


     e. The Class A Invested Amount for the Due
        Period with respect to the current
        Distribution Date....................................    $400,000,000.00

     f. The invested Percentage with respect to
        Finance Charge Receivables (including
        interchange) and Defaulted Receivable for
        the Series 1997 - U  Certificates for the Due
        Period with respect to the current
        Distribution Date....................................             2.920%

     g. The Invested Percentage with respect
        to Principal Receivables for the Series
        1997-U Certificates for the Due Period
        with respect to the current Distribution
        Date.................................................             2.920%

     h. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             87.50%

     i. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             87.50%

     j. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date ...................................             12.50%


     k. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             12.50%

     3. Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date..................................................    $879,947,472.40

                                   77 of 87

     4. Investor Default Amount

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
        Certificates (the "Investor Default Amount").

        1. Investor Default Amount  . . . . . . . . . . . . .      $1,807,169.97

        2. Recoveries . . . . . . . . . . . . . . . . . . . .        $641,261.24

        3. Net Default Receivables  . . . . . . . . . . . . .      $1,165,908.73

     b. The Class A Investor Default Amount

        1. Investor Default Amount  . . . . . . . . . . . . .      $1,581,273.71

        2. Recoveries . . . . . . . . . . . . . . . . . . . .        $561,103.58

        3. Net Default Receivables  . . . . . . . . . . . . .      $1,020,170.13

     c. The Collateral Investor Default Amount

        1. Investor Default Amount  . . . . . . . . . . . . .        $225,896.26

        2. Recoveries . . . . . . . . . . . . . . . . . . . .         $80,157.66

        3. Net Default Receivables  . . . . . . . . . . . . .        $145,738.60


     5. Investor Charge-Offs

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .              $0.00

     b. The amount attributable to Class A Investor
        Charge-Offs, if any, by which the principal balance
        of the Class A Certificates exceeds the
        Class A Adjusted Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .              $0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .              $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .        $285,714.29

                                   78 of 86

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . .        $476,190.48

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount") . . . . . . . . . . . . . .              $0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the
        end of the day on the current Distribution
        Date, after giving effect to all with-
        drawals, deposits and payments to be
        made on such Distribution Date (the
        "Available Cash Collateral Amount"
        for the next Distribution Date) . . . . . . . . . . .      $4,571,429.00

     c. The amount as computed in 7.b as a
        percentage of the Class A Adjusted Invested
        Amount after giving effect to all re-
        ductions thereof on the current Dist-
        ribution Date . . . . . . . . . . . . . . . . . . . .             1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date . . . . . . . . . . . . . .     $57,142,858.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals,
        deposits, and payments on the current
        Distribution Date . . . . . . . . . . . . . . . . . .     $57,142,858.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date . . . . . . . . . . . . . . . . . .     $61,714,287.00

     b. The total Enhancement after giving ef-
        fect to all withdrawals, deposits and
        payments on the current Distribution
        Date  . . . . . . . . . . . . . . . . . . . . . . . . .   $61,714,287.00

                                   79 of 86

     C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Adjusted Invested Amount on the
        last day of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor   . . . . . . . . . . . . . . . . . . . . . .       100.00000000%

     D. Principal Funding Account.

        1. The Principal Funding Investment Proceeds
           deposited in the Collection Account for the
           current Distribution Date to be treated as
           Class A Available Funds  . . . . . . . . . . . . .              $0.00

        2. The Excess Principal Funding Investment
           Proceeds for the current Distribution Date . . . .              $0.00

        3. The Principal Funding Account Balance as of
           the end of day on the current Distribution
           Date . . . . . . . . . . . . . . . . . . . . . . .              $0.00

        4. The Deficit Controlled Accumulation Amount
           for the preceding Due Period . . . . . . . . . . .              $0.00

     E. Reserve Account.

        1. The Reserve Draw Amount for the current
           Distribution Date  . . . . . . . . . . . . . . . .              $0.00

        2. The amount on deposit in the Reserve Account
           as of the end of the day on the current
           Distribution Date (the "Available Reserve
           Account Amount" for the next Distribution
           Date)  . . . . . . . . . . . . . . . . . . . . . .              $0.00


                               FCC National Bank,
                               Servicer


                               By   /s/ James A. Harwood
                                    ____________________________________
                               Title:         Vice President

                                   80 of 86

                                                                    Exhibit 28-O


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK



-------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1998 - V
                               February 8, 1999

-------------------------------------------------------------------------------



     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1998 - V Supplement dated as of November 01, 1998 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the February 16, 1999 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1,000 Original Principal Amount).

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest  .  .  .  .  .  .  .             $4.693

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .              $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates,
       per $1,000 interest  .  .  .  .  .  .  .  .  .  .  .              $4.693

                                   81 of 86

B.  Information Regarding the Performance of the Trust.

    1. Collections of Receivables.

    a. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series .  .  .  .  .    $638,049,536.58

    b. The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1998 - V Certificates .  .  .  .  .  .  .      $21,755,528.14

    c. The aggregate amount of Collections of
       Receivables processed for the Due
       Period with respect to the current
       Distribution Date which were allocated
       in respect of the Class A Certificates .  .  .  .  .      $19,036,087.10

    d. The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of Class A
       Certificates, per $1,000 interest .  .  .  .  .  .  .            $19.036

    e. The amount of Excess Spread for the Due
       Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .      $12,394,724.81

    f. The amount of Reallocated Principal
       Collections for the Due Period with
       respect to the current Distribution
       Date allocated in respect of the
       Class A Certificates .  .  .  .  .  .  .  .  .  .  .               $0.00

    g. The amount of Excess Finance Charge
       Collections allocated in respect of the Series
       1998 - V Certificates, if any   .  .  .  .  .  . .  .              $0.00

    h. The amount of Excess Principal Collections
       allocated in respect of
       the Series 1998 - V Certificates, if any .  .  .  .  .             $0.00

    2. Receivables in Trust.

    a. Aggregate Principal Receivables for the Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by the Investor Certificates of all Series). . . . . $15,656,079,373.28

                                   82 of 86

    b. The amount of Principal Receivables in
       the Trust represented by the Series 1998 - V
       Certificates (the "Adjusted Invested Amount") for
       the Due Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .   $1,142,857,143.00

    c. The amount of Principal Receivables
       in the Trust represented by the Class A
       Certificates (the "Class A Adjusted Invested Amount")
       for the Due Period with respect to the
       current Distribution Date .  .  .  .  .  .  .  .  .    $1,000,000,000.00

    d. The Invested Amount for the Due Period
       with respect to the current
       Distribution Date .  .  . .  .  .  .  .  .  .  .  .    $1,142,857,143.00

    e. The Class A Invested  Amount for the Due
       Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .   $1,000,000,000.00

    f. The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1998 - V Certificates for the Due
       Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .              7.300%

    g. The Invested Percentage with respect to
       Principal Receivables for the Series 1998 - V
       Certificates for the Due Period with respect
       to the current Distribution Date .  .  .  .  .  .  .              7.300%

    h. The Class A Floating Percentage for the
       Due Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .              87.50%

    i. The Class A Principal Percentage for the
       Due Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .              87.50%

    j. The Collateral Floating Percentage for the
       Due Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .              12.50%

    k. The Collateral Principal Percentage for the
       Due Period with respect to the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .              12.50%

    3. Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .      $879,947,472.40

                                   83 of 86

    4. Investor Default Amount.

    a. The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1998 - V
       Certificates (the "Investor Default Amount").

       1. Investor Default Amount .  .  .  .  .  .  .  .  .       $4,517,924.90

       2. Recoveries .  .  .  .  .  .  .  .  .  .  .  .  .        $1,603,153.13

       3. Net Default Receivables .  .  .  .  .  .  .  .  .       $2,914,771.77

    b. The Class A Investor Default Amount

       1. Investor Default Amount .  .  .  .  .  .  .  .  .       $3,953,184.29

       2. Recoveries .  .  .  .  .  .  .  .  .  .  .  .  .        $1,402,758.98

       3. Net Default Receivables .  .  .  .  .  .  .  .  .       $2,550,425.31

    c. The Collateral Investor Default Amount

       1. Investor Default Amount .  .  .  .  .  .  .  .  .         $564,740.61

       2. Recoveries  .  .  .  .  .  .  .  .  .  .  .  .  .         $200,394.15

       3. Net Default Receivables .  .  .  .  .  .  .  .  .         $364,346.46

    5. Investor Charge-offs.

    a. The amount of the Class A Investor
       Charge-Offs per $1,000 interest after
       reimbursement of any such Class A
       Investor Charge-Offs for the Due Period
       with respect to the current Distribution
       Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .               $0.00

    b. The amount attributable to Class A Investor
       Charge-Offs, if any, by which the principal balance
       of the Class A Certificates exceeds the
       Class A Adjusted Invested Amount as of the end
       of the day on the Record Date with
       respect to the current Distribution Date  .  .  .  .               $0.00

    c. The amount of the Collateral Charge-
       Offs, if any, for the Due Period with
       respect to the current Distribution
       Date .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .                $0.00

    6. Monthly Servicing Fee.

    a. The amount of the Monthly Servicing Fee
       payable by the Trust to the Servicer
       with respect to the current Distribution
       Date .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .          $714,285.71

                                   84 of 86

    b. The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .        $1,190,476.19

    7. Available Cash Collateral Amount.

    a. The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount") .  .  .  .  .  .  .  .  .                $0.00

    b. The amount available to be withdrawn from
       the Cash Collateral Account as of the
       end of the day on the current Distribution
       Date, after giving effect to all with-
       drawals, deposits and payments to be
       made on such Distribution Date (the
       "Available Cash Collateral Amount"
       for the next Distribution Date) .  .  .  .  .  .  .       $11,428,572.00

    c. The amount as computed in 7.b as a
       percentage of the Class A Adjusted Invested
       Amount after giving effect to all re-
       ductions thereof on the current Dist-
       ribution Date .  .  .  .  .  .  .  .  .  .  .  .  .               1.143%

    8. Collateral Invested Amount.

    a. The Collateral Invested Amount for the
       current Distribution Date .  .  .  .  .  .  .  .  .      $142,857,143.00

    b. The Collateral Invested Amount after
       giving effect to all withdrawals,
       deposits, and payments on the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .     $142,857,143.00

    9. Total Enhancement.

    a. The total Enhancement for the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .     $154,285,715.00

    b. The total Enhancement after giving ef-
       fect to all withdrawals, deposits and
       payments on the current Distribution
       Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .     $154,285,715.00

                                   85 of 86

C.  The Pool Factor.

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on the last
       day of the month ending on the Record Date
       adjusted for Class A Investor Charge-Offs set
       forth in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Class A Initial Invested Amount).  The amount
       of a Class A Certificateholder's pro rata share
       of the Class A Invested Amount can be determined
       by multiplying the original denomination of the
       holder's Class A Certificate by the Pool
       Factor  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .        100.00000000%

D.  Principal Funding Account.

    1. The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds  .  .  .  .  .  .  .  .  .  .              $0.00

    2. The Excess Principal Funding Investment
       Proceeds for the current Distribution Date .  .  .  .              $0.00

    3. The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .  .               $0.00

    4. The Deficit Controlled Accumulation Amount
       for the preceding Due Period  .  .  .  .  .  .  .  .               $0.00

E.  Reserve Account.

    1. The Reserve Draw Amount for the current
       Distribution Date .  .  .  .  .  .  .  .  .  .  .  .               $0.00

    2. The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date) .  .               $0.00


                             FCC National Bank,
                             Servicer

                             By   /s/ James A. Harwood
                                  --------------------------------
                             Title:         Vice President


                                   86 of 86